May 18, 2016

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND (the “Fund”)

Supplement to the Statement of Additional Information dated April 30, 2016

Effective on or about May 31, 2016, in the section “Disclosure of Portfolio Holdings,” under the heading “Other portfolio holdings disclosure policies of the Fund”, the first bullet is deleted and replaced with the following:

•	The Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least thirty days after month end.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1105-TIFT-SAI-S2-1605